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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 10, 1997

                       Key Consumer Acceptance Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               333-12431                            52-1995940
       (Commission File Number)        (I.R.S. Employer Identification No.)

Key Tower, 127 Public Square, Cleveland, Ohio       44114-1306
  (Address of Principal Executive Offices)          (Zip Code)

                                 (216) 689-6300
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement among Key Consumer Acceptance Corporation,
            Key Bank USA, National Association, AutoFinance Group, Inc., and
            Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of September 15, 1997.

4.1 Indenture between AFG Receivables Trust 1997-B, and Bankers Trust Company, as indenture trustee, dated as of September 23, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of September 23, 1997.

99.1 Sale and Servicing Agreement among AFG Receivables Trust 1997-B, Key Consumer Acceptance Corporation, as seller, Key Bank USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of September 23, 1997.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEY CONSUMER ACCEPTANCE CORPORATION
                                     (Registrant)

Dated: October 9, 1997      By:      /s/ Craig T. Platt
                               -------------------------------------------------
                            Name:      Craig T. Platt
                                 -----------------------------------------------
                            Title:        President and Chief Executive Officer
                                  ----------------------------------------------


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                                INDEX TO EXHIBITS

EXHIBIT
  No.       Document Description
-------     --------------------
1.1         Underwriting Agreement among Key Consumer Acceptance Corporation,
            Key Bank USA, National Association, AutoFinance Group, Inc., and
            Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of September 15, 1997.

4.1 Indenture between AFG Receivables Trust 1997-B, and Bankers Trust Company, as indenture trustee, dated as of September 23, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of September 23, 1997.

99.1 Sale and Servicing Agreement among AFG Receivables Trust 1997-B, Key Consumer Acceptance Corporation, as seller, Key Bank USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of September 23, 1997.


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